UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT
                                 ______________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 25, 2006
                           R.H. DONNELLEY CORPORATION

                                 ______________

             (Exact name of registrant as specified in its charter)

                                 ______________


            Delaware                 1-07155                13-2740040
  (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

      1001 Winstead Drive
            Cary, NC                                           27513
     (Address of principal                                   (Zip Code)
       executive offices)

                              R.H. DONNELLEY INC.*
                          (Exact name of registrant as
                            specified in its charter)

            Delaware               333-59287                36-2467635
  (State or other jurisdiction    (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)

      1001 Winstead Drive
            Cary, NC                                           27513
     (Address of principal                                   (Zip Code)
       executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (919) 297-1600
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of
Section 15(d) as a result of such Notes. As of January 24, 2006, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 8.01.   Other Events


     On January 25, 2006, R.H. Donnelley Corporation (the "Company") and Dex Media, Inc. ("Dex Media") issued a joint press release announcing that shareholders of both companies approved the proposed merger of Dex Media with and into Forward Acquisition Corp., a wholly-owned subsidiary of the Company. The merger was approved by 99.3 percent of the Company's shares present at the meeting, and 82.4 percent of the Company's outstanding shares, and by 99.6 percent of Dex Media shares present at the meeting, and 89.2 percent of Dex Media's outstanding shares. The approvals came at separate shareholder meetings in Cary, North Carolina, where Donnelley is headquartered, and Englewood, Colorado, where Dex Media is headquartered. The merger is expected to be consummated by the end of January 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           R.H. DONNELLEY CORPORATION


                                           /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                            & Corporate Secretary



                                           R.H. DONNELLEY INC.


                                           /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                            & Corporate Secretary



     Date: January 25, 2006